EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Contact: John Sorensen

(914) 595-8204

VISANT HOLDING CORP. COMMENCES A PRIVATE PLACEMENT OF SENIOR NOTES

ARMONK, NY, March 30, 2006 — VISANT HOLDING CORP. today announced that it is commencing a private placement pursuant to Rule 144A under the Securities Act of 1933, as amended, of senior notes in an aggregate principal amount of up to $350 million.

The notes will be senior unsecured obligations and will rank equal in right of payment to all of the company’s existing and future senior unsecured indebtedness and will be senior to all of the company’s existing and any of its future subordinated indebtedness. The notes will not be guaranteed by any of the company’s subsidiaries. As a result, all existing and future liabilities of the company’s subsidiaries, including trade creditors and preferred stockholders, will be structurally senior to the notes.

The company intends to use the net proceeds from this offering to fund a dividend to its stockholders, in an amount to be determined by its board of directors, and to pay fees and expenses, and the remaining net proceeds, if any, will be used for general corporate purposes.

The securities offered will not be registered under the Securities Act of 1933, as amended, and unless so registered, may not be offered or sold in the United States, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Visant Holding is a holding company whose operations comprise a marketing and publishing services enterprise servicing the school affinity, direct marketing, fragrance and cosmetic sampling and educational publishing markets.

This release may contain “forward-looking statements.” Forward-looking statements are based on our current expectations or forecasts of future events. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may”, “might”, “will”, “should”, “estimate”, “project”, “plan”, “anticipate”, “expect”, “intend”, “outlook”, “continue”, “believe”, or the negative thereof or other similar expressions that are intended to identify forward-looking statements and information. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the company or industry results, to differ materially from historical results, any future results, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements are based on estimates and assumptions by our management that, although we believe are reasonable, are inherently uncertain and subject to a number of risks and uncertainties, and you should not place undue reliance on them. Such risks and uncertainties include, but are not limited to, the following:  our substantial indebtedness; our inability to implement our business strategy and achieve anticipated cost savings in a timely and effective manner; competition from other companies; the seasonality of our businesses; the loss of significant customers or customer relationships; fluctuations in raw material prices; our reliance on a limited number of suppliers; our reliance on numerous complex information systems; the reliance of our businesses on limited production facilities; the amount of capital expenditures required at our businesses; labor disturbances; environmental regulations; foreign currency fluctuations and foreign exchange rates; the outcome of litigation; control by our controlling stockholders; our dependency on the sale of school textbooks, the textbook adoption cycle and levels of government funding for education spending; Jostens, Inc.’s reliance on independent sales representatives; and the failure of our sampling systems to comply with U.S. postal regulations. These factors could cause actual results to differ materially from historical results or those anticipated or predicted by the forward-looking statements. We caution that the foregoing list of important factors is not exclusive. Forward-looking statements speak only as of the date they are made and we undertake no obligation to update publicly or revise any of them in light of new information, future events or otherwise, except as required by law.